UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05715

The Gabelli Convertible and Income Securities Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Convertible and Income Securities Fund Inc.

Semiannual Report

June 30, 2011

Mario J. Gabelli, CFA

To Our Shareholders,

For the six months ended June 30, 2011, the net asset value (“NAV”) total return of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) was 4.24%, compared with the return of the Barclays Capital Government/Corporate Bond Index increase of 0.09%. The total return for the Fund’s publicly traded shares was 5.88%. On June 30, 2011, the Fund’s NAV per share was $6.02, while the price of the publicly traded shares closed at $6.23 on the New York Stock Exchange (“NYSE”).

Enclosed are the portfolio of investments and financial statements as of June 30, 2011.

Comparative Results

Average Annual Returns through June 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	3 Year	5 Year	10 Year	20 Year		Since Inception (07/03/89)
Gabelli Convertible and Income Securities Fund
NAV Total Return (b)	(0.30)%	4.24%	16.87%	3.87%	3.80%	3.92%	6.34%		6.69%
Investment Total Return (c)	(2.66)	5.88	20.42	4.26	4.18	3.51	N/A	(d)	5.76	(d)
S&P 500 Index	0.10	6.02	30.69	3.34	2.94	2.72	8.73		9.01	(e)
Barclays Capital Government/Corporate Bond Index	0.04	0.09	0.20	0.46	2.01	2.11	N/A	(f)	5.86	(f)
Lipper Convertible Securities Fund Average	(1.28)	3.89	24.23	6.21	6.13	5.79	8.81		8.52	(e)
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The Barclays Capital Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25.
(d)	The Fund converted to closed-end status on March 31, 1995 and had no operating history on the NYSE prior to that date.
(e)	From June 30, 1989, the date closest to the Fund’s inception for which data is available.
(f)	The Barclays Capital Government/Corporate Bond Index since inception performance is as of December 31, 1998.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2011:

U.S. Government Obligations	19.0%
Energy and Utilities	12.4%
Financial Services	10.9%
Health Care	8.6%
Diversified Industrial	6.9%
Telecommunications	6.4%
Computer Hardware	5.3%
Aerospace	4.2%
Food and Beverage	4.1%
Specialty Chemicals	4.1%
Machinery	3.3%
Retail	3.2%
Business Services	1.8%
Consumer Products	1.8%
Automotive: Parts and Accessories	1.6%
Hotels and Gaming	1.2%
Computer Software and Services	0.9%

Automotive	0.7%
Communications Equipment	0.7%
Transportation	0.7%
Electronics	0.6%
Environmental Services	0.4%
Broadcasting	0.3%
Metals and Mining	0.2%
Building and Construction	0.2%
Entertainment	0.2%
Equipment and Supplies	0.2%
Cable and Satellite	0.1%
Wireless Communications	0.0%
Manufactured Housing and Recreational Vehicles	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to the Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 16, 2011 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 16, 2011 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Anthonie C. van Ekris and Salvatore J. Zizza as Directors of the Fund. A total of 9,088,132 votes and 9,604,372 votes were cast in favor of these Directors and a total of 867,912 votes and 351,671 votes were withheld for these Directors, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony J. Colavita as a Director of the Fund. A total of 877,819 votes were cast in favor of this Director and a total of 8,828 votes were withheld for this Director.

Mario J. Gabelli, CFA, E. Val Cerutti, Dugald A. Fletcher, Anthony R. Pustorino, and Werner J. Roeder continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 24.0%
	Aerospace — 3.5%
$1,800,000	GenCorp Inc., Sub. Deb. Cv., 2.250%, 11/15/24	$1,633,264	$1,802,250
1,850,000	4.063%, 12/31/39	1,484,085	1,891,625

		3,117,349	3,693,875

	Automotive — 0.7%
600,000	Navistar International Corp., Sub. Deb. Cv., 3.000%, 10/15/14	596,740	788,250

	Broadcasting — 0.3%
200,000	Sirius XM Radio Inc., Sub. Deb. Cv., 7.000%, 12/01/14 (a)	179,590	295,000

	Building and Construction — 0.2%
	Lennar Corp., Cv.,
100,000	2.000%, 12/01/20 (a)	103,049	100,875
100,000	2.750%, 12/15/20 (a)	112,799	107,375

		215,848	208,250

	Business Services — 1.8%
1,700,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	1,655,268	1,952,875

	Cable and Satellite — 0.0%
400,000	Adelphia Communications Corp., Sub. Deb. Cv., 3.250%, 05/01/21† (b)	92,711	0

	Computer Hardware — 4.2%
500,000	Earthlink Inc., Cv. (STEP), 3.250%, 11/15/26	518,884	518,750
4,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	3,192,176	3,885,000

		3,711,060	4,403,750

	Consumer Products — 0.2%
200,000	Eastman Kodak Co., Cv., 7.000%, 04/01/17	179,381	175,500

	Diversified Industrial — 4.4%
3,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (a)	3,000,000	2,992,500
1,400,000	Roper Industries Inc., Sub. Deb. Cv. (STEP), Zero Coupon, 01/15/34	837,390	1,452,500
50,000	Textron Inc., Ser. TXT, Cv., 4.500%, 05/01/13	50,000	93,687

Principal Amount		Cost	Market Value
$100,000	Trinity Industries Inc., Sub. Deb. Cv., 3.875%, 06/01/36	$71,608	$104,875

		3,958,998	4,643,562

	Electronics — 0.6%
100,000	Intel Corp., Sub. Deb. Cv., 3.250%, 08/01/39	106,724	122,500
500,000	LeCroy Corp., Sub. Deb. Cv., 4.000%, 10/15/26	496,377	527,500

		603,101	650,000

	Energy and Utilities — 0.4%
400,000	UniSource Energy Corp., Cv., 4.500%, 03/01/35 (a)	398,450	432,500

	Entertainment — 0.2%
50,000	Take-Two Interactive Software Inc., Cv., 4.375%, 06/01/14	50,000	79,062
100,000	THQ Inc., Cv., 5.000%, 08/15/14	91,625	91,875

		141,625	170,937

	Environmental Services — 0.4%
350,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	350,000	399,437

	Financial Services — 1.5%
1,500,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	1,500,000	1,631,250

	Health Care — 0.6%
100,000	Beckman Coulter Inc., Cv., 2.500%, 12/15/36	101,463	119,875
100,000	Chemed Corp., Cv., 1.875%, 05/15/14	87,249	103,500
100,000	Kinetic Concepts Inc., Cv., 3.250%, 04/15/15 (a)	85,278	128,125
250,000	Wright Medical Group Inc., Cv., 2.625%, 12/01/14	226,863	251,250

		500,853	602,750

	Hotels and Gaming — 1.2%
900,000	Gaylord Entertainment Co., Cv., 3.750%, 10/01/14 (a)	877,819	1,147,500
100,000	Morgans Hotel Group Co., Sub. Deb. Cv., 2.375%, 10/15/14	89,665	87,125

		967,484	1,234,625

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — (Continued)
	Metals and Mining — 0.2%
$100,000	Alcoa Inc., Cv., 5.250%, 03/15/14	$100,000	$254,125

	Retail — 0.7%
60,000	Costco Wholesale Corp., Sub. Deb. Cv., Zero Coupon, 08/19/17	52,888	111,000
630,000	Spartan Stores Inc., Cv., 3.375%, 05/15/27	548,286	626,850

		601,174	737,850

	Telecommunications — 2.9%
3,000,000	NII Holdings Inc., Cv., 3.125%, 06/15/12	2,980,381	3,018,750

	TOTAL CONVERTIBLE CORPORATE BONDS	21,850,013	25,293,286

Shares

	CONVERTIBLE PREFERRED STOCKS — 1.7%
	Business Services — 0.0%
20,000	Key3Media Group Inc. (STEP), 5.500% Cv. Pfd., Ser. B† (b)	499,993	117

	Communications Equipment — 0.4%
400	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	156,750	393,500

	Energy and Utilities — 0.3%
6,000	AES Trust III, 6.750% Cv. Pfd.	229,530	295,560
300	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	11,460	13,356
5	Whiting Petroleum Corp., 6.250%, Cv. Pfd.	500	1,339

		241,490	310,255

	Health Care — 0.0%
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C† (b)(c)	91,465	12,373

	Telecommunications — 0.6%
14,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B†	350,962	583,240

Shares		Cost	Market Value

	Transportation — 0.4%
2,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (b)	$360,275	$464,000

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,700,935	1,763,485

	COMMON STOCKS — 54.3%
	Aerospace — 0.7%
1,000	Rockwell Automation Inc.	30,042	86,760
65,000	Rolls-Royce Holdings plc†	560,739	672,878
6,240,000	Rolls-Royce Holdings plc, Cl. C†	10,238	10,015

		601,019	769,653

	Automotive: Parts and Accessories — 1.6%
30,000	Genuine Parts Co.	1,163,647	1,632,000

	Cable and Satellite — 0.1%
493,409	Adelphia Recovery Trust† (b)	0	0
2,000	Rogers Communications Inc., Cl. B	28,913	79,040

		28,913	79,040

	Communications Equipment — 0.3%
19,000	Corning Inc.	229,400	344,850

	Computer Hardware — 1.1%
7,000	International Business Machines Corp.	590,718	1,200,850

	Computer Software and Services — 0.9%
11,000	Diebold Inc.	296,571	341,110
20,000	Microsoft Corp.	545,275	520,000
4,000	SRA International Inc., Cl. A†	124,290	123,680

		966,136	984,790

	Consumer Products — 1.6%
2,000	Kimberly-Clark Corp.	122,696	133,120
40,000	Swedish Match AB	785,618	1,341,301
3,500	The Procter & Gamble Co.	216,289	222,495

		1,124,603	1,696,916

	Diversified Industrial — 2.5%
4,200	Crane Co.	189,496	207,522
99,000	General Electric Co.	1,746,544	1,867,140
355,000	National Patent Development Corp.†	887,500	568,000
880	Textron Inc.	7,502	20,777

		2,831,042	2,663,439

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities — 11.1%
4,000	Anadarko Petroleum Corp.	$140,104	$307,040
6,000	BP plc, ADR	236,937	265,740
1,500	CH Energy Group Inc.	54,441	79,890
7,200	Chevron Corp.	431,846	740,448
4,500	ConocoPhillips	232,747	338,355
6,000	CONSOL Energy Inc.	214,678	290,880
3,000	Devon Energy Corp.	174,764	236,430
20,000	El Paso Corp.	243,630	404,000
15,000	Exxon Mobil Corp.	886,881	1,220,700
55,000	GenOn Energy Inc.†	240,714	212,300
1,200,000	GenOn Energy Inc., Escrow† (b)	0	0
38,000	Great Plains Energy Inc.	602,542	787,740
11,000	Halliburton Co.	321,314	561,000
9,000	Hess Corp.	723,927	672,840
20,000	National Fuel Gas Co.	809,007	1,456,000
21,000	NextEra Energy Inc.	1,114,229	1,206,660
16,000	Northeast Utilities	327,010	562,720
10,000	Progress Energy Inc.	449,854	480,100
10,000	Progress Energy Inc., CVO†	5,200	1,000
16,000	Royal Dutch Shell plc, Cl. A, ADR	1,014,367	1,138,080
12,000	SJW Corp.	260,028	290,880
10,000	Southern Union Co.	332,600	401,500
3,000	Weatherford International Ltd.†	62,280	56,250

		8,879,100	11,710,553

	Equipment and Supplies — 0.2%
4,000	Mueller Industries Inc.	131,890	151,640

	Financial Services — 9.4%
28,000	AllianceBernstein Holding LP	615,505	544,320
34,000	American Express Co.	1,492,040	1,757,800
5,000	Deutsche Bank AG	265,491	296,200
18,182	Federal National Mortgage Association†	16,687	6,018
6,000	GAM Holding AG†	70,868	98,483
5,500	HSBC Holdings plc, ADR	305,310	272,910
14,000	JPMorgan Chase & Co.	558,539	573,160
13,000	Julius Baer Group Ltd.†	445,308	537,009
5,000	M&T Bank Corp.	439,808	439,750
10,000	Marsh & McLennan Companies Inc.	266,966	311,900
13,000	Morgan Stanley	308,711	299,130
11,000	Northern Trust Corp.	572,896	505,560
14,000	PNC Financial Services Group Inc.	876,434	834,540
10,000	Royal Bank of Canada	537,716	570,300

Shares		Cost	Market Value
7,000	State Street Corp.	$330,550	$315,630
33,000	The Bank of New York Mellon Corp.	964,763	845,460
60,000	Wells Fargo & Co.	1,682,858	1,683,600

		9,750,450	9,891,770

	Food and Beverage — 4.1%
8,000	Dr Pepper Snapple Group Inc.	214,567	335,440
2,000	General Mills Inc.	51,574	74,440
7,021	Kraft Foods Inc., Cl. A	199,955	247,350
400,000	Parmalat SpA†	1,340,989	1,504,684
1,020	Pernod-Ricard SA	57,595	100,539
30,000	The Coca-Cola Co.	1,311,355	2,018,700

		3,176,035	4,281,153

	Health Care — 7.9%
6,000	Abbott Laboratories	283,207	315,720
2,500	Baxter International Inc.	119,095	149,225
17,000	Becton, Dickinson and Co.	1,373,515	1,464,890
1,000	Cephalon Inc.†	75,440	79,900
1,500	Covidien plc	56,592	79,845
39,000	Eli Lilly & Co.	1,636,217	1,463,670
272,285	Elite Pharmaceuticals Inc.†	19,928	45,472
21,000	Johnson & Johnson	1,290,246	1,396,920
18,000	Merck & Co. Inc.	558,850	635,220
58,000	Pfizer Inc.	1,019,914	1,194,800
24,000	Roche Holding AG, ADR	890,606	1,007,040
10,000	UnitedHealth Group Inc.	309,124	515,800

		7,632,734	8,348,502

	Machinery — 3.3%
38,000	Bucyrus International Inc.	3,449,077	3,483,080
1,000	Mueller Water Products Inc., Cl. A	4,730	3,980

		3,453,807	3,487,060

	Retail — 2.2%
42,000	CVS Caremark Corp.	1,393,018	1,578,360
13,000	Wal-Mart Stores Inc.	610,094	690,820
2,000	Walgreen Co.	58,800	84,920

		2,061,912	2,354,100

	Specialty Chemicals — 4.1%
10,000	International Flavors & Fragrances Inc.	539,238	642,400
27,000	The Lubrizol Corp.	3,616,503	3,625,290

		4,155,741	4,267,690

	Telecommunications — 2.9%
10,000	BCE Inc.	283,752	392,900
4,000	Belgacom SA	156,812	142,667

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Telecommunications (Continued)
3,000	Philippine Long Distance Telephone Co., ADR	$91,004	$162,120
2,500	Swisscom AG	937,646	1,146,298
16,000	Telekom Austria AG	242,105	204,182
27,000	Verizon Communications Inc.	928,516	1,005,210

		2,639,835	3,053,377

	Transportation — 0.3%
7,000	GATX Corp.	208,546	259,840

	Wireless Communications — 0.0%
3,000	Turkcell Iletisim Hizmetleri A/S, ADR†	47,831	40,650
49	Winstar Communications Inc.† (b)	367	0

		48,198	40,650

	TOTAL COMMON STOCKS	49,673,726	57,217,873

	RIGHTS — 0.1%
	Health Care — 0.1%
40,000	Sanofi, CVR, expire 12/31/20†	80,400	96,400

	WARRANTS — 0.0%
	Food and Beverage — 0.0%
1,300	Parmalat SpA, GDR, expire 12/31/15† (a)(b)(d)	0	2,136

	Health Care — 0.0%
12,930	Elite Pharmaceuticals Inc., expire 04/24/12† (b)(c)	8,535	607

	TOTAL WARRANTS	8,535	2,743

Principal Amount

	CORPORATE BONDS — 0.9%
	Consumer Products — 0.0%
$1,500,000	Pillowtex Corp., Sub. Deb., 6.000%, 12/15/11† (b)	0	0

	Energy and Utilities — 0.6%
1,000,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	781,661	605,000

Principal Amount		Cost	Market Value

	Health Care — 0.0%
$150,000	Sabratek Corp., Sub. Deb., Zero Coupon, 04/15/12† (b)	$84,763	$0

	Manufactured Housing and Recreational Vehicles — 0.0%
103,000	Fleetwood Enterprises Inc., 14.000%, 12/15/11† (b)	98,000	0

	Retail — 0.3%
1,100,000	The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12† (b)	1,088,248	336,380

	TOTAL CORPORATE BONDS	2,052,672	941,380

	U.S. GOVERNMENT OBLIGATIONS — 19.0%
19,969,000	U.S. Treasury Bills, 0.006% to 0.135%††, 07/07/11 to 12/22/11	19,964,252	19,966,830

TOTAL INVESTMENTS — 100.0%		$95,330,533	105,281,997

Notional Amount			Termination Date	Unrealized Appreciation/ Depreciation

		EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
7,391
(4,560,000 Shares)		Rolls Royce Holdings plc, Cl. C	07/11/11	(75)
464,189
(47,500 Shares	)	Rolls-Royce Holdings plc	06/27/12	27,470

		TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		27,395

				Market Value

Other Assets and Liabilities (Net)				244,325

PREFERRED STOCK (965,548 preferred shares outstanding)				(24,138,700)

NET ASSETS — COMMON STOCK (13,516,406 common shares outstanding)				$81,415,017

NET ASSET VALUE PER COMMON SHARE ($81,415,017 ÷ 13,516,406 shares outstanding)				$6.02

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the market value of Rule 144A securities amounted to $5,206,011 or 4.94% of total investments. Except as noted in (d), these securities are liquid.
(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2011, the market value of fair valued securities amounted to $815,613 or 0.77% of total investments.
(c)	At June 30, 2011, the Fund held investments in restricted and illiquid securities amounting to $12,980 or 0.01% of total investments, which were valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/11 Carrying Value Per Unit
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C	04/25/07	$91,465	$123.7300
12,930	Elite Pharmaceuticals Inc., Warrants expire 04/24/12	04/25/07	8,535	0.0469

(d)	Illiquid security.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
CVO	Contingent Value Obligation
GDR	Global Depositary Receipt
STEP	Step coupon bond. The rate disclosed is that in effect at June 30, 2011.

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

Assets:
Investments, at value (cost $95,330,533)	$105,281,997
Cash	159
Deposit at brokers	51,090
Dividends and interest receivable	332,958
Unrealized appreciation on swap contracts	27,470
Deferred offering expense	7,680
Prepaid expense	1,631

Total Assets	105,702,985

Liabilities:
Distributions payable	16,092
Payable for investment advisory fees	66,366
Payable for accounting fees	7,500
Payable for legal and audit fees	33,946
Payable for shareholder communications expenses	24,941
Unrealized depreciation on swap contracts	75
Other accrued expenses	348

Total Liabilities	149,268

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,995,000 shares authorized with 965,548 shares issued and outstanding)	24,138,700

Net Assets Attributable to Common Shareholders	$81,415,017

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$80,221,752
Accumulated distributions in excess of net investment income	(90,475)
Accumulated distributions in excess of net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	(8,698,903)
Net unrealized appreciation on investments	9,951,464
Net unrealized appreciation on swap contracts	27,395
Net unrealized appreciation on foreign currency translations	3,784

Net Assets	$81,415,017

Net Asset Value per Common Share:
($81,415,017 ÷ 13,516,406 shares outstanding at $0.001 par value; 998,000,000 shares authorized)	$6.02

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $18,733)	$737,047
Interest	685,150

Total Investment Income	1,422,197

Expenses:
Investment advisory fees	527,741
Shareholder communications expenses	44,584
Payroll expenses	36,298
Legal and audit fees	34,180
Directors’ fees	33,841
Accounting fees	22,500
Shareholder services fees	17,315
Custodian fees	16,909
Interest expense	10
Miscellaneous expenses	33,567

Total Expenses	766,945

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(119,040)
Custodian fee credits	(24)

Total Reductions and Credits	(119,064)

Net Expenses	647,881

Net Investment Income	774,316

Net Realized and Change in Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	278,016
Net realized gain on swap contracts	11,114
Net realized gain on securities sold short	20,991
Net realized loss on foreign currency transactions	(25)

Net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	310,096

Net change in unrealized appreciation on investments	2,989,560
Net change in unrealized appreciation on swap contracts	28,637
Net change in unrealized appreciation on foreign currency translations	1,871

Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	3,020,068

Net Realized and Change in Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency	3,330,164

Net Increase in Net Assets Resulting from Operations	4,104,480

Total Distributions to Preferred Shareholders	(720,137)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$3,384,343

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
Operations:
Net investment income	$774,316		$1,916,711
Net realized gain/(loss) loss on investments, swap contracts, securities sold short, and foreign currency transactions	310,096		(812,584)
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	3,020,068		7,454,822

Net Increase in Net Assets Resulting from Operations	4,104,480		8,558,949

Distributions to Preferred Shareholders:
Net investment income	(540,103	)*	(1,452,345)
Net realized long-term gain	(180,034	)*	—

Total Distributions to Preferred Shareholders	(720,137)		(1,452,345)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	3,384,343		7,106,604

Distributions to Common Shareholders:
Net investment income	(225,309	)*	(735,997)
Net realized long-term gain	(96,561	)*	—
Return of capital	(2,896,829	)*	(5,478,854)

Total Distributions to Common Shareholders	(3,218,699)		(6,214,851)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	841,209		1,482,618

Net Increase in Net Assets from Fund Share Transactions	841,209		1,482,618

Net Increase in Net Assets Attributable to Common Shareholders	1,006,853		2,374,371
Net Assets Attributable to Common Shareholders:
Beginning of period	80,408,164		78,033,793

End of period (including undistributed net investment income of $0 and $0, respectively)	$81,415,017		$80,408,164

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010		2009	2008	2007	2006
Operating Performance:
Net asset value, beginning of period	$6.01		$5.94		$5.19	$7.90	$8.31	$7.95

Net investment income	0.06		0.15		0.18	0.24	0.42	0.45
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	0.25		0.50		1.10	(2.01)	0.20	0.92

Total from investment operations	0.31		0.65		1.28	(1.77)	0.62	1.37

Distributions to Preferred Shareholders: (a)
Net investment income	(0.04	)*	(0.11)		(0.11)	(0.14)	(0.11)	(0.09)
Net realized gain	(0.01	)*	—		—	(0.01)	(0.12)	(0.13)

Total distributions to preferred shareholders	(0.05)		(0.11)		(0.11)	(0.15)	(0.23)	(0.22)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.26		0.54		1.17	(1.92)	0.39	1.15

Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.06)		(0.09)	(0.09)	(0.31)	(0.34)
Net realized gain	(0.01	)*	—		—	(0.01)	(0.32)	(0.46)
Paid-in capital	(0.22	)*	(0.41)		(0.33)	(0.70)	(0.17)	—

Total distributions to common shareholders	(0.25)		(0.47)		(0.42)	(0.80)	(0.80)	(0.80)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.00	(f)	(0.00	)(f)	0.00 (f)	—	0.00 (f)	0.01
Decrease in net asset value from shares issued in rights offering	—		—		—	—	—	—
Increase in net asset value from repurchase of preferred shares	—		—		0.00 (f)	0.01	—	—
Offering costs for preferred shares charged to paid-in capital	—		—		—	—	—	—

Total fund share transactions	0.00	(f)	(0.00	)(f)	0.00 (f)	0.01	0.00 (f)	0.01

Net Asset Value Attributable to Common Shareholders, End of Period	$6.02		$6.01		$5.94	$5.19	$7.90	$8.31

NAV total return †	4.18%		9.46%		23.72%	(25.57)%	4.44%	14.80%

Market value, end of period	$6.23		$6.12		$5.81	$5.55	$7.67	$8.95

Investment total return ††	5.88%		13.96%		13.16%	(18.02)%	(5.85)%	11.32%

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Ratios to Average net assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$105,554		$104,547	$102,173	$91,782	$149,360	$152,158
Net assets attributable to common shares, end of period (in 000’s)	$81,415		$80,408	$78,034	$67,349	$99,590	$102,388
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.89	%(g)	2.43%	3.28%	3.65%	4.90%	5.51%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.88	%(g)	2.05%	2.01%	2.06%	2.23%	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)(c)	1.59	%(g)	2.05%	2.01%	1.64%	1.75%	2.07%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.45	%(g)	1.57%	1.50%	1.45%	1.51%	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)(c)	1.23	%(g)	1.57%	1.50%	1.15%	1.18%	1.37%
Portfolio turnover rate †††	24%		44%	71%	76%	61%	51%

Preferred Stock:
6.000% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$24,139		$24,139	$24,139	$24,433	$24,770	$24,770
Total shares outstanding (in 000’s)	966		966	966	977	991	991
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$25.27		$25.20	$23.95	$22.75	$24.07	$24.10
Asset coverage per share	$109.32		$108.28	$105.82	$93.91	$75.02	$76.43
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	—		—	—	—	$25,000	$25,000
Total shares outstanding (in 000’s)	—		—	—	—	1	1
Liquidation preference per share	—		—	—	—	$25,000	$25,000
Average market value (d)	—		—	—	—	$25,000	$25,000
Asset coverage per share	—		—	—	—	$75,025	$76,431
Asset Coverage (e)	437%		433%	423%	376%	300%	306%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 and 2006, would have been 98% and 65%, respectively.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, for the years ended December 31, 2007 and 2006, the ratios of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.74% and 2.05%, respectively, and the ratios of operating expenses to average net assets including liquidation value of preferred shares would have been 1.17% and 1.37%, respectively. For the six months ended June 30, 2011 and the years ended December 31, 2010, 2009, and 2008, the effect of Custodian Fee Credits was minimal.
(c)	The Fund incurred dividend expense on securities sold short for the years ended December 31, 2006 and 2007. If 2006 dividend expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 2.06% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.37%.
(d)	Based on weekly prices.
(e)	Asset coverage is calculated by combining all series of preferred stock.
(f)	Amount represents less than $0.005 per share.
(g)	Annualized.

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  Organization.  The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as a diversified open-end management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. The Board of Directors (the “Board”), at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

Effective August 1, 2002, the Fund changed its name to The Gabelli Convertible and Income Securities Fund Inc. Consistent with its new name, under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of convertible securities and income producing securities (the “80% Policy”). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 06/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	—	$25,293,286	$0	$25,293,286
Convertible Preferred Stocks:
Business Services	—	—	117	117
Health Care	—	—	12,373	12,373
Transportation	—	464,000	—	464,000
Other Industries (a)	$1,286,995	—	—	1,286,995
Total Convertible Preferred Stocks	1,286,995	464,000	12,490	1,763,485
Common Stocks:
Cable and Satellite	79,040	—	0	79,040
Energy and Utilities	11,709,553	1,000	0	11,710,553
Wireless Communications	40,650	—	0	40,650
Other Industries (a)	45,387,630	—	—	45,387,630
Total Common Stocks	57,216,873	1,000	0	57,217,873
Rights (a)	96,400	—	—	96,400
Warrants (a)	—	2,743	—	2,743
Corporate Bonds	336,380.00	605,000	0	941,380
U.S. Government Obligations	—	19,966,830	—	19,966,830
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$58,936,648	$46,332,859	$12,490	$105,281,997

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 06/30/11
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$27,470	$—	$27,470
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	—	(75)	—	(75)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$27,395	$—	$27,395

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the six months ended June 30, 2011.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 6/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 6/30/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$472,500	$—	$—	$34,289	$—	$(34,289)	$—	$(472,500)	$0	$34,289
Convertible Preferred Stocks:
Business Services	117	—	—	—	—	—	—	—	117	—
Health Care	4,484	—	—	7,889	—	—	—	—	12,373	7,889
Total Convertible Preferred Stocks	4,601	—	—	7,889	—	—	—	—	12,490	7,889
Common Stocks:
Cable and Satellite	0	—	—	—	—	—	—	—	0	—
Energy and Utilities	0	—	—	—	—	—	—	—	0	—
Wireless Communications	0	—	—	—	—	—	—	—	0	—
Total Common Stocks	0	—	—	—	—	—	—	—	0	—
Corporate Bonds	0	—	—	—	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$477,101	$—	$—	$42,178	$—	$(34,289)	$—	$(472,500)	$12,490	$42,178

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). The FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2011, if any, are not accounted for as hedging instruments under U.S. GAAP and are disclosed in the Schedule of Investments.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at June 30, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
		Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$7,391	(4,560,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Group plc, Cl. C	7/11/11	$(75)
464,189	(47,500 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/27/12	27,470

					$27,395

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2011 had an average monthly notional amount of approximately $480,623.

As of June 30, 2011, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and under Liabilities, Unrealized depreciation on swap contracts. For the six months ended June 30, 2011, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Change in Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation on swap contracts.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the six months ended June 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended June 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Repurchase Agreements.  The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2011, the Fund held no investments in repurchase agreements.

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At June 30, 2011, there were no short sales outstanding.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of June 30, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (“Cumulative Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$735,997	$1,452,345
Return of capital	5,478,854	—

Total distributions paid	$6,214,851	$1,452,345

Currently, the Fund has a fixed distribution policy. Under the policy, the Fund declares and pays quarterly distributions from net investment income and capital gains. The actual source of the distribution is determined after the end of the calendar year. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long-term capital gains as a Capital Gain Dividend.

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(8,013,754)
Net unrealized appreciation on investments, swap contracts, and	—
foreign currency translations	6,423,134
Other temporary differences*	(278,588)

Total	$(1,869,208)

*	Other temporary differences are primarily due to mark-to-market accrual adjustments on investments in swap contracts and securities sold with conversion premiums.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $8,013,754 which are available to reduce future required distributions of net capital gains to shareholders. $6,354,767 of the loss carryforward is available through 2017; and $1,658,987 is available through 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilizede prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$95,833,658	$12,903,149	$(3,454,810)	$9,448,339

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.

The Fund’s total return on the NAV of the Common Shares is monitored on a monthly basis to assess whether the total return on the NAV of the Common Shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the six months ended June 30, 2011, the Fund’s total return on the NAV of the Common Shares exceeded the stated dividend rate or net swap expense of the outstanding Preferred Stock. Thus, advisory fees were accrued on these assets.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2011, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $119,040.

During the six months ended June 30, 2011, the Fund paid brokerage commissions on security trades of $16,245 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2011, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser), and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2011, the Fund paid or accrued $36,298 in payroll expenses in the Statement of Operations.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $750 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities for the six months ended June 30, 2011, other than short-term securities and U.S. Government obligations, aggregated $28,013,604 and $20,023,169, respectively.

5.  Capital.  The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2011 and the year ended December 31, 2010, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in common stock were as follows:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	139,083	$841,209	247,056	$1,482,618

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration, effective June 12, 2008, gives the Fund the ability to offer additional preferred shares and promissory notes. Offering costs of $86,686 relating to the shelf registration were written off in 2010.

On March 18, 2003, the Fund received net proceeds of $23,994,241 after underwriting discounts of $787,500 and offering expenses of $218,259 from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock (“Series B Stock”). Commencing March 19, 2008 and thereafter, the Fund, at its option, may redeem the Series B Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase on the open market at prices less than the $25 liquidation value of the Series B Stock. During the six months ended June 30, 2011 and the year ended December 31, 2010 the Fund did not repurchase any shares of 6.00% Series B Cumulative Preferred Stock. At June 30, 2011, 965,548 shares of Series B Stock were outstanding and accrued dividends amounted to $16,092.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8.  Subsequent Events.  A shelf registration authorizing the offering of $100 million of common or preferred shares or notes was declared effective by the SEC on July 28, 2011.

Management has evaluated the impact on the Fund of all additional subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

Board Consideration and Re-Approval of Investment Advisory Contract (Unaudited)

At its meeting on May 24, 2011, the Board of Directors (“Board”) of the Fund approved the continuation of the investment advisory contract with the Adviser for the Fund on the basis of the recommendation by the directors who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.  The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio manager.

Investment Performance.  The Independent Board Members reviewed the performance of the Fund since inception against a peer group of convertible and income securities oriented closed-end funds selected by Lipper. The Independent Board Members noted that the Fund’s performance for the one year period was in the lowest decile and the performance for the three and five year periods was in the lower half, which was found to be reasonable particularly in light of the Fund’s conservative stance.

Profitability.  The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such charge and found the profitability to be below normal. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by the Adviser’s affiliated broker, resulting in incremental profits to the broker.

Economies of Scale.  The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale.  The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale.

Service and Cost Comparisons.  The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of equity closed-end funds and noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratios were above average and the Fund’s size was below average within the group. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions.  The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a reasonable performance record within its conservative stance. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable in light of the Fund’s size, and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Convertible and Income Securities Fund Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us.  This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

DIRECTORS AND OFFICERS

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Dugald A. Fletcher

President, Fletcher & Company, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Peter D. Goldstein

Chief Compliance Officer

Christopher Haydon

Vice President & Ombudsman

Laurissa M. Martire

Vice President

Agnes Mullady

Treasurer & Secretary

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	6.00% Preferred
NYSE–Symbol:	GCV	GCV PrB
Shares Outstanding:	13,516,406	965,548

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGCVX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and  Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 01/01/11 through 01/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,377,323 Preferred Series B – 965,548

Month #2 02/01/11 through 02/28/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,377,323 Preferred Series B – 965,548

Month #3 03/01/11 through 03/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,445,171 Preferred Series B – 965,548

Month #4 04/01/11 through 04/30/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,445,171 Preferred Series B – 965,548

Month 05/01/11 through 05/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,445,171 Preferred Series B – 965,548

Month #6 06/01/11 through 06/30/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common –13,516,406 Preferred Series B – 965,548

Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date   9/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date   9/8/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date   9/8/11

* Print the name and title of each signing officer under his or her signature.